UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2009	Commission File Number: 0-15204

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	54-1375874
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

Registrant’s telephone number, including area code

Page 1 of 2 Pages

ITEM 2.02. RESULTS OF OPERATIONS, FINANCIAL STATEMENTS AND

EXHIBITS

On April 15, 2009, National Bankshares, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

99.1	National Bankshares, Inc. Press Release dated April 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:	April 15, 2009

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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